SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

April 26, 2023

(Date of earliest event reported)

BALL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

9200 W. 108th Circle, P.O. Box 5000, Westminster, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	BALL	NYSE

Ball Corporation

Current Report on Form 8-K

Dated April 27, 2023

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 26, 2023, the Board of Directors of the Company amended the Bylaws to decrease the number of directors from twelve to eleven, by decreasing to three the number of director positions in Class II. Exhibit 3(ii) attached hereto provides the text of the amendment.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 26, 2023, the Company held its Annual Meeting of Shareholders (“Annual Meeting”). Following are the results of the matters voted on by shareholders at the Annual Meeting:

1.	Election of Directors.

	Director	For	Against	Abstain

	Cathy D. Ross	259,252,916	1,862,450	3,078,974
	Betty J. Sapp	259,705,788	1,796,327	2,692,225
	Stuart A. Taylor II	248,754,595	3,306,189	12,133,556

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Company for 2023.

		For	Against	Abstain
		264,552,219	15,375,924	225,585

3.	Approval, by non-binding advisory vote, of the compensation of the Named Executive Officers as disclosed in the 2023 Proxy Statement.

	For	Against	Abstain	Broker Non-Votes
	241,281,355	21,841,462	1,071,523	15,959,388

4.	Approval, by non-binding advisory vote, the frequency of future non-binding, advisory shareholder votes to approve the compensation of the named executive officers.

	1 Year	2 Years	3 Years	Abstain
	261,456,008	159,326	2,131,001	448,005

Item 9.01Financial Statements and Exhibits

Exhibits.

The following are furnished as exhibits to this report:

Exhibit 3.ii	Article 3, Section A of the Amended Bylaws
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Ball Corporation

Form 8-K

April 27, 2023

EXHIBIT INDEX

Description	Exhibit

Article 3, Section A of the Amended Bylaws	3.ii

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Charles E. Baker
Charles E. Baker
Title: Vice President and General Counsel

Date: April 27, 2023